P R O S P E C T U S


                                AUGUST 12, 1996

                   as supplemented through September 20, 1996






                                 Discovery Fund
                                  Frontier Fund
                                  Passport Fund
                                  Special Fund
                            International Equity Fund
                              Worldwide Growth Fund
                                   Growth Fund
                                 Blue Chip Fund
                                  Balanced Fund
                           Government Securities Fund
                                Money Market Fund






                                     [Logo]
                                 FOUNDERS FUNDS

                           Growth. Plain and Simple.

[LOGO]  FOUNDERS FUNDS
PROSPECTUS

AUGUST 12, 1996 as supplemented through September 20, 1996


FOUNDERS FUNDS OFFER INVESTORS
MANY ADVANTAGES, INCLUDING:
O    No commissions
O    No deferred sales charges
O    No-fee exchanges among the funds
O    Automatic investment and withdrawal plans
O    24-hour account information
O    No-fee IRAs and other retirement-oriented investment accounts




Founders  Discovery,   Frontier,   Passport  and  Special  Funds  offer  capital
appreciation as their investment objective. International Equity, Worldwide Growth and Growth Funds seek long-term growth of capital as their objective. Blue Chip Fund offers the opportunity for long-term growth of capital and income, while Balanced Fund seeks current income and capital appreciation as its objective. Government Securities Fund has the investment objective of current income. Founders Money Market Fund seeks maximum current income consistent with the preservation of capital and liquidity as its objective. THERE CAN BE NO ASSURANCE THAT MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

     This prospectus briefly tells you information you need to know before investing. You should read it carefully and keep it for future reference.

     A STATEMENT OF ADDITIONAL INFORMATION dated August 12, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You can obtain a copy without charge by calling Founders Asset Management, Inc. ("Founders") at 1-800-525-2440. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated therein by reference, and other information regarding the Funds and other registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

PROSPECTUS

AUGUST 12, 1996 as supplemented through September 20, 1996

FOUNDERS FUNDS, INC. IS A FAMILY OF NO-LOAD MUTUAL FUNDS THAT OFFERS YOU A VARIETY OF INVESTMENT OPPORTUNITIES. THE DESCRIPTIONS BELOW ARE DESIGNED TO HELP YOU CHOOSE THE FUND THAT BEST FITS YOUR INVESTMENT OBJECTIVE.

DISCOVERY FUND
OBJECTIVE: CAPITAL APPRECIATION
Discovery Fund invests primarily in common stocks of small, rapidly growing U.S. companies.

FRONTIER FUND
OBJECTIVE: CAPITAL APPRECIATION
Frontier Fund invests primarily in common stocks of small and medium-sized U.S. and foreign companies.

PASSPORT FUND
OBJECTIVE:  CAPITAL APPRECIATION
Passport Fund invests primarily in common stocks of small, rapidly growing companies outside of the U.S. These securities may represent companies in established and emerging economies throughout the world.

SPECIAL FUND
OBJECTIVE:  CAPITAL APPRECIATION
Special Fund invests primarily in common stocks of medium- size U.S. companies.

INTERNATIONAL EQUITY FUND
OBJECTIVE:  LONG-TERM GROWTH OF CAPITAL
International Equity Fund invests primarily in growth stocks of companies in both emerging and established economies throughout the world, excluding the United States.

WORLDWIDE GROWTH FUND
OBJECTIVE:  LONG-TERM GROWTH OF CAPITAL
Worldwide Growth Fund
invests primarily in growth stocks of companies in both emerging and established economies throughout the world.

GROWTH FUND
OBJECTIVE:  LONG-TERM GROWTH OF CAPITAL
Growth Fund invests primarily in common stocks of well-established, high-quality growth companies.

BLUE CHIP FUND
OBJECTIVE:  LONG-TERM GROWTH OF CAPITAL AND INCOME
Blue Chip Fund invests primarily in common stocks of large, well-established, stable and mature companies of great financial strength.

BALANCED FUND
OBJECTIVE:  CURRENT INCOME AND CAPITAL APPRECIATION
Balanced Fund invests in a balanced portfolio of dividend- paying common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

GOVERNMENT SECURITIES FUND
OBJECTIVE:  CURRENT INCOME
Government Securities Fund invests primarily in obligations of the U.S. government.

MONEY MARKET FUND
OBJECTIVE: MAXIMUM CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY
Money Market Fund invests in high-quality money market instruments. THERE CAN BE NO ASSURANCE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

TABLE OF CONTENTS

How to Contact Us...........................................................  4

Annual Fund Expense Information.............................................  5

Financial Highlights........................................................  7

Investment Objectives of the Funds.......................................... 18

Investment Management of the Funds.......................................... 20

Investment Policies Involving Special Risks................................. 22

Other Investment Policies................................................... 27

Investing in the Founders Funds............................................. 29

     Opening Your Account With Founders..................................... 29

     Adding to Your Founders Funds Account.................................. 30

     Selling Shares of Your Founders Funds.................................. 31

     Exchanging Shares of Your Founders Funds............................... 32

     Overall Policies Regarding Transactions................................ 33

Shareholder Services........................................................ 34

     Investor Services...................................................... 34

     Fund and Market News Updates .......................................... 34

     Daily Closing Prices................................................... 34

     24-Hour Account Information ........................................... 34

     Statements and Reports................................................. 34

     Establishing Additional Services....................................... 35

General Information ........................................................ 35

     Share Price Determination.............................................. 35

     Dividends and Distributions............................................ 35

     Dividend and Capital Gain
     Distribution Options................................................... 35

     Taxes.................................................................. 36

     Founders Funds, Inc. and Its Management................................ 37

     Distribution Plans..................................................... 38

     Voting Rights.......................................................... 38

     Transfer Agent and Custodian........................................... 39

     Fund Performance Information........................................... 39

HOW TO CONTACT US

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, FUND ACCOUNTANT AND SHAREHOLDER SERVICE AGENT
Founders Asset Management, Inc.
Founders Financial Center
2930 East Third Avenue
Denver, CO 80206
(303) 394-4404
Fax: (303) 394-4021

MAILING ADDRESS FOR SHAREHOLDER INVESTMENTS AND CORRESPONDENCE
P.O. Box 173655
Denver, CO 80217-3655

DELIVERY ADDRESS FOR CERTIFIED, REGISTERED AND OVERNIGHT MAIL
2930 East Third Avenue
Denver, CO 80206-5002

TOLL-FREE INVESTOR SERVICE NUMBER
1-800-525-2440
Monday through Friday,
7AM to 6:30PM, Mountain time
Saturday, 9AM to 2PM, Mountain time

TOLL-FREE SERVICE FOR EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-934-GOLD (4653)
Monday through Friday,
8AM to 5PM, Mountain time

TOLL-FREE SERVICE FOR DEALER, BROKER AND ADVISER TRADES
1-800-DEALER-3
(1-800-332-5373)
Monday through Friday,
8AM to 5PM, Mountain time

CUSTODIAN AND TRANSFER AGENT
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, MO
64105-1716
(816) 435-1000
Please do not mail transactions requiring processing to this address.

ANNUAL FUND EXPENSE INFORMATION

SHAREHOLDER TRANSACTION EXPENSES


                                                                 Inter-     World-                                Govern-
                                                                 national   wide               Blue               ment       Money
                    Discovery   Frontier   Passport    Special   Equity     Growth    Growth   Chip    Balanced   Securities Market
                    Fund        Fund       Fund        Fund      Fund       Fund      Fund     Fund    Fund       Fund       Fund
------------------------------------------------------------------------------------------------------------------------------------

Maximum Sales Load  NONE        NONE       NONE        NONE      NONE       NONE      NONE     NONE    NONE       NONE       NONE
Imposed on Purchases

Maximum Sales Load  NONE        NONE       NONE        NONE      NONE       NONE      NONE     NONE    NONE       NONE       NONE
Imposed on
Reinvested Dividends

Deferred Sales Load NONE        NONE       NONE        NONE      NONE       NONE      NONE     NONE    NONE       NONE       NONE

Redemption Fee      NONE*       NONE*      NONE*       NONE*     NONE*      NONE*     NONE*    NONE*   NONE*      NONE*      NONE*

Exchange Fee        NONE        NONE       NONE        NONE      NONE       NONE      NONE     NONE    NONE       NONE       NONE

* A fee of $6.00 will be assessed for wire redemptions.


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


Management Fees.... 1.00%      0.97%      1.00%     0.76%     1.00%     1.00%    0.74%   0.64%  0.65%   0.65%    0.50%

12b-1 Fees*........ 0.25%      0.25%      0.25%     0.25%     0.25%     0.25%    0.25%   0.25%  0.25%   0.10%++   ----
(after expense
reimbursements)

Other Expenses**... 0.38%      0.35%      0.59%     0.34%     0.75%+    0.40%    0.29%   0.33%  0.33%   0.55%    0.39%
(after expense
reimbursements)

Total Fund Operating
Expenses..........  1.63%      1.57%      1.84%     1.35%     2.00%+    1.65%    1.28%   1.22%  1.23%   1.30%++  0.89%
(after expense
reimbursements)

  * Long-term shareholders of a 12b-1 Fund may over time pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc., which currently range from 6.25% to 8.5% of the amount invested. The 12b-1 Funds may engage in directed-brokerage arrangements which will have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses. See the section entitled "Distribution Plans."

 ** Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and independent accountants, securities pricing services, transfer agency fees, costs of services furnished by Founders under a shareholder servicing agreement and a fund accounting agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

   + Based on estimated expenses for the current fiscal year, since the International Equity Fund did not commence the public offering of its shares until December 29, 1995. Certain expenses of the International Equity Fund are being reimbursed voluntarily by Founders. In the absence of this expense limitation, "Other Expenses" and "Total Fund Operating Expenses" for the fiscal year ending December 31, 1996 are estimated to be 1.75% and 3.00%, respectively, of the Fund's average net assets.

  ++ Certain expenses of the Government Securities Fund are being reimbursed voluntarily by Founders. In the absence of this expense limitation, "12b-1 Fees" and "Total Fund Operating Expenses" in the above table would have been 0.25% and 1.45%, respectively, of the Fund's average net assets based on its actual expenses for the year ended December 31, 1995.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and no redemption:

                                 1 Year   3 Years   5 Years 10 Years
                                 ------   -------   ------- --------


Discovery Fund                    $ 17      $ 52     $ 90     $194
Frontier Fund                       16        50       86      188
Passport Fund                       19        58      100      217
Special Fund                        14        43       74      163
International Equity Fund*          21        63      109      234
Worldwide Growth Fund               17        52       90      197
Growth Fund                         13        41       71      155
Blue Chip Fund                      13        39       67      148
Balanced Fund                       13        39       68      150
Government Securities Fund          13        41       72      158
Money Market Fund                    9        29       50      110

* Based on expenses of 2.00%. Expenses are estimated, since the Fund did not commence the public offering of its shares until December 29, 1995.

The purpose of the foregoing table is to help you understand the various direct and indirect costs and expenses of investing in shares of Founders Funds, Inc. an annual fee of $10 may be deducted from accounts with a share value less than $1,000. The figures are based on fiscal year-end 1995. A more complete description of each fund's costs and expenses is provided in sections titled "Founders Funds, Inc. and Its Management," "Distribution Plans," and "Selling Shares From Your Founders Funds."

Since the assumed 5% annual return is hypothetical, the examples at left should not be considered a representation of past or future expenses or returns. Actual fund expenses and returns may vary from year to year and may be higher or lower than those shown above. Lower expenses benefit Fund shareholders by increasing a Fund's total return.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

With the exception of the information concerning the International Equity Fund, the following financial information has been audited by Smith, Brock & Gwinn, independent accountants. This information should be read in conjunction with the audited financial statements and the related Independent Auditor's Report appearing in the Funds' 1995 Annual Report to Shareholders, which is incorporated in the Statement of Additional information by reference, and the unaudited financial statements for the International Equity Fund appearing in the Statement of Additional Information. Both the annual report and the Statement of Additional Information may be obtained without charge by writing Founders at Founders Financial Center, 2930 East Third Avenue, Denver, Colorado 80206 or by calling 1-800-525-2440. The annual report also contains more information about the Funds' performance. Price Waterhouse LLP has been selected as the Funds' independent accountants for the year ending December 31, 1996.

DISCOVERY FUND*

                                                                           Years Ended December 31
                                      ---------------------------------------------------------------------------------------
                                          1995          1994          1993            1992           1991          1990


PER SHARE DATA
Net Asset Value --
Beginning of Period                      $ 19.88        $21.55       $19.93          $17.52         $11.22        $10.00

                                      ---------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                      (0.12)        (0.12)      (0.15)          (0.03)         (0.04)          0.10
Net Gains or Losses on
Securities (Both Realized
 and Unrealized)                            6.29         (1.55)       2.29            2.68           7.02           1.22
                                      ------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                                  6.17         (1.67)       2.14            2.65           6.98           1.32

                                      ------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends (From Net
 Investment Income)                         0.00          0.00        0.00            0.00           0.00          (0.10)
Distributions (From
 Capital Gains)                            (4.35)         0.00       (0.52)          (0.24)         (0.68)          0.00
                                      ------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (4.35)         0.00       (0.52)          (0.24)         (0.68)         (0.10)
                                      ------------------------------------------------------------------------------------
Net Asset Value --
End of Period                             $21.70        $19.88      $21.55          $19.93         $17.52         $11.22
                                      ====================================================================================

TOTAL RETURN                               31.3%         (7.8%)      10.8%           15.2%          62.5%          13.2%


RATIOS/SUPPLEMENTAL DATA

Net Assets--End of Period
(000 Omitted)                           $216,623      $185,310    $226,069        $151,983        $47,678        $7,035

Ratio of Expenses to Average
Net Assets                                 1.63%++       1.67%       1.65%           1.85%          1.77%         2.03%

Ratio of Net Income to Average
Net Assets                                (0.60%)       (0.62%)     (0.97%)         (0.67%)        (0.55%)        1.68%

Portfolio Turnover Rate                     118%           72%          99%           111%           165%          271%

Average Commission Rate Paid (unaudited)  $0.0575          --           --             --             --           --

*  No activity in inception year of 1989
 ++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.58%.


FRONTIER FUND

                                     Years Ended December 31                                                              Period of
                           ---------------------------------------------------------------------------------------------------------
                            1995         1994           1993          1992       1991        1990       1989       1988     1/22/87-
                                                                                                                            12/31/87

PER SHARE DATA
Net Asset Value --
Beginning of Period        $26.50       $27.94         $25.03        $24.21     $16.87     $18.49      $13.45     $11.03     $10.00
                           ---------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS

Net Investment Income       (0.02)       (0.07)         (0.12)        (0.11)      0.01       0.15        0.12      (0.06)     (0.09)

Net Gains or Losses
 on Securities (Both
 Realized and                9.76        (0.72)          4.23          2.24       8.27      (1.53)       5.81       3.26       1.70
 Unrealized)
                           ---------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                   9.74        (0.79)          4.11          2.13       8.28      (1.38)       5.93       3.20       1.61
                           ---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends (From Net
 Investment Income           0.00         0.00           0.00          0.00      (0.01)     (0.16)      (0.05)      0.00       0.00

Distributions (From
 Capital Gains)             (5.16)       (0.65)         (1.20)        (1.31)     (0.93)     (0.08)      (0.84)     (0.78)     (0.58)
                           ---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS         (5.16)       (0.65)         (1.20)        (1.31)     (0.94)     (0.24)      (0.89)     (0.78)     (0.58)
                           ---------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period              $31.08       $26.50         $27.94        $25.03     $24.21     $16.87      $18.49     $13.45     $11.03
                           =========================================================================================================

TOTAL RETURN                37.0%        (2.8%)         16.5%          8.9%      49.3%      (7.5%)      44.3%      29.2%      16.1%

RATIOS/SUPPLEMENTAL DATA
Net Assets--
 End of Period
 (000 Omitted)           $331,720     $247,113       $254,248      $146,484   $103,209    $39,269     $50,318     $8,771     $3,318

Ratio of Expenses to
 Average Net Assets         1.57%++      1.62%         1.66%         1.83%      1.68%      1.71%       1.46%      1.89%      2.25%+

Ratio of Net Income
 to Average
 Net Assets                (0.07%)       (0.25%)     (0.75%)       (0.58%)     0.05%      0.78%       0.38%     (0.43%)    (0.74%)+

Portfolio Turnove
 Rate                         92%           72%        109%          155%       158%       207%        198%       312%       588%

Average Commission
 Rate Paid (unaudited)     $0.0638         --           --            --        --          --          --        --          ---

+ Annualized

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.53%.


PASSPORT FUND

                                            Years Ended December 31   Period of
                                            -----------------------------------

                                                1995        1994       11/16/93-
                                                                       12/31/93
PER SHARE DATA
Net Asset Value --
Beginning of Period                             $9.42       $10.53     $10.00
                                            ----------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                            0.04        0.02        0.00

Net Gains or Losses on
Securities (Both Realized
 and Unrealized)                                 2.26       (1.11)       0.53
                                            ----------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                                       2.30       (1.09)       0.53
                                            ----------------------------------

LESS DISTRIBUTIONS
Dividends (From Net
 Investment Income)                             (0.04)      (0.02)       0.00

Distributions (From
 Capital Gains)                                  0.00        0.00        0.00
                                            ----------------------------------
TOTAL DISTRIBUTIONS                             (0.04)      (0.02)       0.00
                                            ----------------------------------
Net Asset Value --
End of Period                                  $11.68        $9.42     $10.53
                                            ==================================


TOTAL RETURN                                    24.4%       (10.4%)      5.3%


RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000 Omitted)                                  $49,922      $16,443   $18,567

Ratio of Expenses to Average
  Net Assets                                      1.84%++     1.88%     1.70%+

Ratio of Net Income to
 Average Net Assets                               0.60%       0.12%     0.18%+


Portfolio Turnover Rate                            37%          78%      6.0%

Average Commission Rate Paid (unaudited)        $0.0199         --        --

+ Annualized

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.76%.


SPECIAL FUND

                                                                 Years Ended December 31
                   -----------------------------------------------------------------------------------------------------------------

                       1995        1994        1993         1992        1991       1990      1989       1988       1987*     1986*

PER SHARE DATA
Net Asset Value --
Beginning of Period     $7.01      $7.67        $7.76       $7.59       $5.03      $6.64     $5.47      $5.14      $5.60    $5.34
                   -----------------------------------------------------------------------------------------------------------------

INCOME FROM
INVESTMENT
OPERATIONS
Net Investment           0.00     (0.02)        (0.01)      (0.01)       0.08       0.09      0.16       0.03       0.04     0.04
Income

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)              1.79     (0.36)         1.25        0.64        3.09      (0.79)    1.97        0.65       0.25      0.97
                   -----------------------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS               1.79     (0.38)         1.24        0.63        3.17      (0.70)    2.13        0.68       0.29     1.01
                   -----------------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
Dividends (From Net
Investment Income)       0.00        0.00        0.00        0.00       (0.04)     (0.10)   (0.15)      (0.04)     (0.03)   (0.06)

Distributions (From
Capital Gains)          (1.75)      (0.28)      (1.33)      (0.46)      (0.57)     (0.81)   (0.81)      (0.31)     (0.72)   (0.69)
                   -----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     (1.75)      (0.28)      (1.33)      (0.46)      (0.61)     (0.91)   (0.96)      (0.35)     (0.75)   (0.75)
                   -----------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period           $7.05        $7.01      $7.67       $7.76       $7.59      $5.03     $6.64       $5.47     $5.14    $5.60
                   =================================================================================================================


TOTAL RETURN            25.7%        (4.9%)     16.0%       8.3%        63.7%     (10.4%)    39.2%       13.2%      5.2%     18.9%

RATIOS/SUPPLE-
MENTAL DATA
Net Assets--End of   $388,754     $299,190   $432,710    $456,793    $226,154    $57,951   $94,554     $62,990   $66,797   $70,210
Period (000 Omitted)

Ratio of Expenses to
Average Net Assets      1.35%++      1.36%      1.33%       1.23%       1.15%      1.20%     1.06%       1.12%     1.14%     1.06%

Ratio of Net Income
to Average Net           0.00%      (0.27%)    (0.14%)     (0.05%)      0.76%      1.54%     1.95%       0.59%     0.45%     0.73%
Assets

Portfolio Turnover
Rate                     263%        272%        285%        223%        102%       146%      151%        160%      210%      138%

Average Commission     $0.0648        --          --          --          --         --       --           --        --        --
Rate Paid (unaudited)

* Restated to reflect 5-for-1 split on August 31, 1987

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.29%.

INTERNATIONAL EQUITY FUND* (Unaudited)

                                   Six Months Ended June 30, 1996
                                   ------------------------------

PER SHARE DATA
Net Asset Value --
Beginning of Period                           $10.00
                                            ----------

INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                           0.00

Net Gains or Losses on
Securities (Both Realized
 and Unrealized)                                1.46
                                            ----------
TOTAL FROM INVESTMENT
OPERATIONS                                      1.46
                                            ----------

LESS DISTRIBUTIONS
Dividends (From Net
 Investment Income)                             0.00

Distributions (From
 Capital Gains)                                 0.00
                                            ----------
TOTAL DISTRIBUTIONS                             0.00
                                            ----------
Net Asset Value --
End of Period                                 $11.46
                                            ==========

TOTAL RETURN                                   14.6%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000 Omitted)                                 $8,158

Ratio of Expenses
to Average
Net Assets                                    2.00%+

Ratio of Net Income
to Average
Net Assets                                    0.14%+

Portfolio Turnover Rate                         21%

Average Commission
Rate Paid                                    $0.0174

*  No activity in inception year of 1995

+ Annualized rates. In the absence of voluntary expense reimbursement and waivers from Founders, the Expense Ration would have been 3.03% (annualized) and the Net Income Ratio would have been (0.89%) annualized).


WORLDWIDE GROWTH FUND*

                                                                        Years Ended December 31
                                   --------------------------------------------------------------------------------------
                                      1995         1994             1993           1992           1991           1990
PER SHARE DATA
Net Asset Value --
Beginning of Period                $17.09         $17.94           $14.13         $13.92        $10.38          10.00
                                   --------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                0.09          (0.02)           (0.02)          0.00          0.03           0.29

Net Gains or Losses on
Securities (Both Realized
 and Unrealized)                     3.43          (0.37)            4.24           0.21          3.58           0.38
                                   --------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                           3.52          (0.39)            4.22           0.21          3.61           0.67
                                   --------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends (From Net
 Investment Income)                 (0.09)          0.00             0.00           0.00         (0.03)         (0.29)

Distributions (From
 Capital Gains)                     (0.65)         (0.46)           (0.41)          0.00         (0.04)          0.00
                                   --------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 (0.74)         (0.46)           (0.41)          0.00         (0.07)         (0.29)
                                   --------------------------------------------------------------------------------------
Net Asset Value --
End of Period                      $19.87         $17.09           $17.94         $14.13        $13.92         $10.38
                                   ======================================================================================

TOTAL RETURN                        20.6%          (2.2%)           29.9%           1.5%         34.8%           6.7%

RATIOS/SUPPLEMENTAL DATA
Net Assets--End of Period
(000 Omitted)                    $228,595       $104,044          $85,214        $36,622       $20,305          5,493

Ratio of Expenses
to Average
Net Assets                          1.65%++        1.66%            1.80%          2.06%         1.90%          2.10%

Ratio of Net Incom
 to Average
Net Assets                          0.61%         (0.14%)          (0.19%)         0.01%         0.38%          3.21%

Portfolio Turnover Rate               54%            87%             117%           152%           84%           170%

Average Commission
Rate Paid  (unaudited)            $0.0446           --               --             --            --             --

* No activity in inception year of 1989

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.56%.

GROWTH FUND
                                                                                                                    Years Ended
                                                  Years Ended December 31                                Period of     October 31
                 -------------------------------------------------------------------------------------------------------------------
                     1995        1994       1993       1992       1991     1990        1989       1988   11/1/87-   1987      1986
                                                                                                         12/31/87
PER SHARE
DATA
Net Asset Value --
Beginning of         $11.63       $12.38    $10.54     $11.22     $8.27    $9.41       $7.61      $7.41    $8.91    $9.87     $7.47
Period
                 ------------------------------------------------------------------------------------------------------------------

INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income                 0.02       (0.02)     (0.01)      0.01      0.07     0.13        0.07       0.13     0.02     0.11      0.10

Net Gains or
Losses on
Securities (Both
Realized and           5.27       (0.39)      2.70       0.48      3.82    (1.13)      3.07        0.22     0.22     0.38      2.47
Unrealized)
                 ------------------------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS             5.29       (0.41)      2.69       0.49      3.89    (1.00)      3.14        0.35     0.24     0.49      2.57
                 ------------------------------------------------------------------------------------------------------------------
LESS
DISTRIBUTIONS
Dividends (From
Net Investment
Income)               (0.02)       0.00       0.00      (0.01)    (0.07)   (0.13)     (0.07)     (0.15)    (0.13)   (0.11)    (0.17)

Distributions
(From Capital         (2.13)      (0.34)     (0.85)     (1.16)    (0.87)   (0.01)     (1.27)      0.00     (1.61)   (1.34)     0.00
Gains)
                 ------------------------------------------------------------------------------------------------------------------
TOTAL
 DISTRIBUTIONS        (2.15)      (0.34)     (0.85)     (1.17)    (0.94)   (0.14)     (1.34)     (0.15)    (1.74)    (1.45)   (0.17)
                 ------------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period        $14.77      $11.63     $12.38     $10.54    $11.22    $8.27      $9.41      $7.61     $7.41     $8.91    $9.87
                 ==================================================================================================================

TOTAL RETURN          45.6%       (3.4%)     25.5%       4.3%     47.4%   (10.6%)     41.7%       4.8%      2.6%      6.0%    34.8%

RATIOS/SUPPLE-
MENTAL DATA
Net Assets--End of
Period (000        $655,927    $307,988   $343,423   $145,035  $140,726  $87,669   $111,938    $53,023   $68,920   $58,262  $61,626
Omitted)

Ratio of Expenses
to Average Net
Assets                1.28%++     1.33%      1.32%      1.54%     1.45%    1.45%      1.28%     1.38%      1.54%+    1.25%    1.27%

Ratio of Net
Income to Average
Net Assets            0.12%      (0.17%)    (0.15%)     0.06%     0.65%    1.53%      0.77%     1.74%      2.43%+    0.99%    1.19%

Portfolio Turnover
Rate                   130%        172%       131%       216%      161%     178%       167%      179%        20%      147%     142%

Average
Commission Rate
Paid (unaudited)     $0.0698        --         --         --        --       --         --        --         --        --       --

+ Annualized

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.24%.

BLUE CHIP FUND
                                                                                                            Years Ended
                                                Years Ended December 31                             Period of      September 30
             -----------------------------------------------------------------------------------------------------------------------
                  1995       1994       1993      1992        1991       1990     1989       1988    10/1/87-     1987        1986
                                                                                                     12/31/87
PER SHARE
DATA
Net Asset
Value --
Beginning of
Period            $6.16       $6.49     $6.91      $7.67      $6.67      $7.32     $6.31     $6.14      $9.98      $10.68    $10.01
             ----------------------------------------------------------------------------------------------------------------------
INCOME
FROM
INVEST-
MENT
OPERA-
TIONS
Net
Investment
Income             0.09       0.06      0.04       0.08        0.11       0.17      0.16      0.18       0.06        0.20      0.28

Net Gains or
Losses on
Securities
(Both
Realized and
Unrealized)        1.70      (0.02)     0.96      (0.10)       1.74      (0.14)     2.05      0.43      (2.14)       2.58      2.56
             ----------------------------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS         1.79       0.04      1.00      (0.02)       1.85       0.03      2.21      0.61      (2.08)       2.78      2.84
             ----------------------------------------------------------------------------------------------------------------------
LESS
DISTRIBU-
TIONS
Dividends
(From Net
Investment
Income)          (0.09)      (0.06)     (0.04)    (0.08)     (0.11)      (0.17)    (0.16)    (0.19)     (0.05)     (0.26)     (0.32)

Distributions
(From
Capital          (1.17)      (0.31)     (1.38)    (0.66)     (0.74)      (0.51)    (1.04)    (0.25)     (1.71)     (3.22)     (1.85)
Gains)
             ----------------------------------------------------------------------------------------------------------------------
TOTAL
DISTRIBUTIONS    (1.26)      (0.37)     (1.42)    (0.74)     (0.85)      (0.68)    (1.20)    (0.44)     (1.76)     (3.48)     (2.17)
             ----------------------------------------------------------------------------------------------------------------------
Net Asset
Value -- End
of Period         $6.69      $6.16      $6.49     $6.91      $7.67       $6.67     $7.32     $6.31      $6.14      $9.98     $10.68
             ======================================================================================================================
TOTAL
RETURN            29.1%       0.5%      14.5%     (0.3%)     28.3%        0.4%     35.6%     10.1%     (21.2%)     35.8%      34.5%

RATIOS
Net Assets--
End of
Period (000    $375,200   $311,051   $306,592  $290,309   $290,155   $233,630   $232,468  $173,342   $174,554   $239,824   $174,999
Omitted)

Ratio of
Expenses to
Average Net
Assets            1.22%++     1.21%     1.22%     1.23%      1.10%      1.07%      0.98%     1.00%      0.98%+     0.87%      0.74%

Ratio of Net
Income to
Average Net
Assets            1.19%       0.88%     0.57%     1.13%      1.52%      2.35%      2.03%     2.81%      2.41%+     2.11%      2.64%

Portfolio
Turnover           235%        239%      212%      103%        95%        82%        64%       58%        31%        56%        42%
Rate

Average
Commission
Rate Paid
(unaudited)     $0.0697         --        --        --          --         --         --        --         --         --         --

+ Annualized

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.17%.

                                       14

BALANCED FUND
                                                                                                                 Years Ended
                                              Years Ended December 31                              Period of     September 30
                   ------------------------------------------------------------------------------------------------------------
                        1995       1994     1993       1992    1991      1990     1989     1988    10/1/87-    1987*    1986*
                                                                                                   12/31/87

PER SHARE DATA
Net Asset Value --
Beginning of Period     $8.56      $8.93    $8.30      $8.19   $7.22    $7.97    $6.89    $6.55      $8.72     $7.89     $7.26
                      ---------------------------------------------------------------------------------------------------------

INCOME FROM
INVESTMENT
OPERATIONS
Net Investment           0.28       0.20     0.22       0.27    0.31     0.35     0.32     0.38       0.07      0.32      0.32
Income

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)              2.21      (0.37)     1.58      0.21    1.30    (0.75)    1.39     0.34      (1.29)     1.37      0.83
                     ----------------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS               2.49      (0.17)     1.80      0.48    1.61    (0.40)    1.71     0.72      (1.22)     1.69      1.15
                     ----------------------------------------------------------------------------------------------------------

LESS
DISTRIBUTIONS
Dividends (From Net
Investment Income)      (0.28)     (0.20)    (0.21)    (0.28   (0.31)   (0.35)   (0.32)   (0.38)     (0.08)    (0.42)    (0.37)

Distributions (From
Capital Gains)          (1.19)      0.00     (0.96)    (0.09   (0.33)    0.00    (0.31)    0.00      (0.87)    (0.44)    (0.15)
                     ----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS     (1.47)     (0.20)    (1.17)    (0.37   (0.64)   (0.35)   (0.63)   (0.38)     (0.95)    (0.86)    (0.52)
                     ----------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period           $9.58      $8.56     $8.93     $8.30   $8.19    $7.22    $7.97    $6.89      $6.55     $8.72     $7.89
                     ==========================================================================================================

TOTAL RETURN           29.4%      (1.9%)     21.9%      6.0%    22.9%    (5.0%)   25.3%    11.1%     (13.9%)   22.9%     16.8%

RATIOS
Net Assets--End
of Period
(000 Omitted)       $130,346    $95,226    $72,859   $31,538  $18,790  $13,650  $15,082  $12,636    $13,159  $16,885   $12,117

Ratio of Expenses to
Average Net Assets      1.23++    1.26%      1.34%     1.88%    1.73%    1.65%    1.52%    1.64%      1.84%+   1.66%     1.59%

Ratio of Net Income
to Average Net         2.92%      2.37%      2.30%     3.57%    4.01%    4.63%    4.19%    5.39%      4.16%+   4.03%     4.44%
Assets

Portfolio Turnover
Rate                    286%       258%       251%       96%     133%     103%      85%     182%       141%     133%      178%

Average Commission
Rate Paid (unaudited) $0.0668       --         --         --       --      --       --       --         --       --        --

* Restated to reflect 2-for-1 split on November 30, 1987
+ Annualized

++ Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits. Excluding indirectly paid expenses for the year ended December 31, 1995, the expense ratio was 1.19


GOVERNMENT SECURITIES FUND

                                                     Years Ended December 31                                              Period of
                           ---------------------------------------------------------------------------------------------------------
                                 1995         1994          1993         1992         1991         1990          1989      3/1/88
                                                                                                                          12/31/88
PER SHARE DATA
Net Asset Value --
Beginning of Period              $8.78       $10.02        $10.19       $10.48        $9.85        $10.13        $9.68       $10.00
                          ----------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS
Net Investment Income             0.45        0.52           0.46         0.51         0.60          0.69         0.78         0.64

Net Gains or Losses on
Securities (Both
Realized and Unrealized)          0.51       (1.26)          0.47         0.03         0.81         (0.28)        0.46        (0.32)
                           ---------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
OPERATIONS                        0.96       (0.74)          0.93         0.54         1.41          0.41         1.24         0.32
                           ---------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
Dividends (From
Net Investment Income)           (0.45)      (0.50)         (0.46)       (0.51)       (0.60)        (0.69)       (0.79)       (0.64)

Distributions
(From Capital Gains)              0.00        0.00          (0.64)       (0.32)       (0.18)         0.00         0.00         0.00
                           ---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS              (0.45)      (0.50)         (1.10)       (0.83)       (0.78)        (0.69)       (0.79)       (0.64)
                           ---------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period                    $9.29       $8.78          $10.02      $10.19       $10.48         $9.85       $10.13        $9.68
                           =========================================================================================================

TOTAL RETURN                     11.1%       (7.5%)           9.3%        5.3%        14.9%          4.4%        13.3%         3.2%

RATIOS
Net Assets--
End of Period
(000 Omitted)                  $20,263     $21,323         $30,465     $25,047      $18,146       $7,424        $6,460       $4,392

Ratio of Expenses
to Average
Net Assets*                      1.30%       1.34%           1.18%       1.18%        1.12%        1.03%         0.65%        0.26%+

Ratio of Net Income
to Average
Net Assets*                      4.92%       5.52%           4.33%       4.83%        5.89%        7.15%        7.90%         7.67%+

Portfolio Turnover Rate           141%        379%            429%        204%         261%         103%         195%          194%

* In the absence of voluntary expense reimbursements and waivers from Founders, the Expense Ratios would have been 1.45% (1995), 1.51% (1994), 1.37% (1993),
1.43% (1992), 1.42% (1991), 1.53% (1990), 1.48% (1989) and 1.33% (1988), and the
Net Income  Ratios would have been 4.77%  (1995),  5.35%  (1994),  4.14% (1993),
4.58% (1992),  5.59%  (1991),  6.65%  (1990),  7.07% (1989) and 6.60% (1988).

+ Annualized

MONEY MARKET FUND
                                                                                                                  Years Ended
                                                 Years Ended December 31                                 Period of       May 31
                  ------------------------------------------------------------------------------------------------------------------
                       1995        1994       1993      1992      1991      1990       1989      1988    6/1/87-    1987      1986
                                                                                                         12/31/87
PER SHARE DATA
Net Asset Value --
Beginning of Period
                       $1.00       $1.00      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
                  -----------------------------------------------------------------------------------------------------------------

INCOME FROM
INVESTMENT
OPERATIONS
Net Investment
Income                  0.05        0.03       0.02      0.03      0.05      0.07      0.08      0.07      0.04      0.05     0.07

Net Gains or Losses
on Securities (Both
Realized and
Unrealized)             0.00        0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
                  -----------------------------------------------------------------------------------------------------------------
TOTAL FROM
INVESTMENT
OPERATIONS              0.05        0.03       0.02      0.03      0.05      0.07      0.08      0.07      0.04      0.05     0.07
                  -----------------------------------------------------------------------------------------------------------------

LESS
DISTRIBUTIONS
Dividends (From Net
Investment Income)     (0.05)      (0.03)     (0.02)    (0.03)    (0.05)    (0.07)    (0.08)    (0.07)    (0.04)    (0.05)    (0.07)

Distributions (From
Capital Gains)          0.00        0.00       0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00     0.00
                  -----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS    (0.05)      (0.03)     (0.02)    (0.03)    (0.05)    (0.07)    (0.08)    (0.07)    (0.04)    (0.05)   (0.07)
                  -----------------------------------------------------------------------------------------------------------------
Net Asset Value --
End of Period          $1.00       $1.00      $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00    $1.00
                  =================================================================================================================

TOTAL RETURN            5.1%        3.4%       2.2%      2.8%      5.1%      7.3%      8.1%      6.9%      4.0%      5.6%     7.8%

RATIOS
Net Assets--End of
Period (000         $125,646    $201,342   $142,399  $120,295   $99,765  $125,440   $84,281   $54,168   $46,444    $41,471  $22,257
Omitted)

Ratio of Expenses to
Average Net Assets*    0.89%       0.91%      0.95%     0.95%     0.99%     0.94%     0.77%     0.80%     0.90%+    0.90%    0.90%

Ratio of Net Income
to Average Net
Assets*                5.11%       3.49%      2.26%     2.78%     5.03%     7.26%     8.22%     6.75%     6.16%+    5.39%    6.82%

* In the absence of voluntary expense reimbursements and waivers from Founders, the Expense Ratios would have been 0.99% (1993), 1.01% (1992), 1.02% (1991),
0.79% (1989) and 0.81%  (1988),  and the Net Income Ratios would have been 2.22%
(1993), 2.72% (1992), 5.00% (1991), 8.20% (1989), and 6.74% (1988)

+ Annualized

INVESTMENT OBJECTIVES OF THE FUNDS

THE DESCRIPTIONS OF THE FUNDS BELOW ARE DESIGNED TO HELP YOU CHOOSE THE FUND THAT BEST FITS YOUR INVESTMENT OBJECTIVES. YOU MAY WANT TO PURSUE YOUR OBJECTIVES BY INVESTING IN MORE THAN ONE FUND.

AGGRESSIVE GROWTH FUNDS

DISCOVERY FUND
The investment objective of Discovery Fund is capital appreciation.

        To achieve its objective, the Fund normally will invest at least 65% of its total assets in common stocks of small, rapidly growing U.S. companies. These companies are generally smaller than those selected for Frontier Fund. Typically, these companies are not listed on a national securities exchange but trade on the over-the-counter market and generally have either market capitalizations or annual revenues between $10--$500 million. Although the Fund will normally invest in common stocks of U.S. companies, it may invest up to 30% of its total assets in foreign securities. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

FRONTIER FUND
The investment objective of Frontier Fund is capital appreciation.

        To achieve its objective, the Fund normally will invest at least 65% of its total assets in common stocks of small and medium-sized U.S. and foreign companies. Ordinarily, these U.S. companies are not listed on a national securities exchange but will be traded on the over-the-counter market and generally have either market capitalizations or annual revenues of $200 million--$1 billion. These companies are usually larger than those selected for Discovery Fund. The Fund will normally be at least 50% invested in U.S. companies, with no more than 25% invested in any one foreign country. The Fund has the flexibility to be completely invested in U.S. or foreign securities, depending on investment opportunities. The Fund will normally invest in small and medium-sized companies; however, it may also invest in large companies if, in Founders' opinion, they represent better prospects for capital appreciation. For a further explanation of this Fund's investment policies, see the sections entitled, "Investment Policies Involving Special Risks" and "Other Investment Policies."

PASSPORT FUND
The investment objective of Passport Fund is capital appreciation.

        To achieve its objective, the Fund invests primarily in securities issued by foreign companies which have market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

        At least 65% of the Fund's total assets will normally be invested in foreign securities representing a minimum of three countries. The Fund may invest in larger foreign companies or in U.S.-based companies if, in Founders' opinion, they represent better prospects for capital appreciation. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

SPECIAL FUND
The investment objective of Special Fund is capital appreciation.

        To achieve its objective, the Fund normally will invest at least 65% of its total assets in common stocks of medium-sized U.S. companies. These companies are usually larger than those selected for Frontier Fund. The Fund may also own large companies if, in Founders' opinion, they represent better prospects for capital appreciation. Furthermore, the Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

GROWTH FUNDS

INTERNATIONAL EQUITY FUND
The investment objective of International Equity Fund is long-term growth of capital.

        To achieve its objective, the Fund normally will invest at least 65% of its total assets in foreign equity securities representing a minimum of three countries outside of the United States. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Normally, the Fund will invest in companies located throughout the world, except the United States, including companies in both established and emerging economies.

        The Fund will invest principally in equity securities (common stocks and securities convertible into common stocks, including convertible debt obligations and convertible preferred stock), although it may also purchase debt securities of investment-grade or investment grade quality as determined by the Fund's portfolio manager.

        For a further explanation of the Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

WORLDWIDE GROWTH FUND
The investment objective of Worldwide Growth Fund is long-term growth of capital.

        To achieve its objective, the Fund normally will invest at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund will emphasize common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will usually consist of investments in companies in various countries throughout the world, but it will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 25% of its total assets in the securities of any one foreign country.

        The Fund has the ability to purchase securities in any foreign country as well as in the United States. For a further explanation of this Fund's investment policies, see the sections entitled " Investment Policies Involving Special Risks" and "Other Investment Policies."

GROWTH FUND
The investment objective of Growth Fund is long-term growth of capital.

        To achieve its objective, the Fund normally will invest at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

GROWTH AND INCOME FUNDS

BLUE CHIP FUND
The investment objective of Blue Chip Fund is long-term growth of capital and income.

        To achieve its objective, the Fund invests primarily in common stocks of large, well-established, stable and mature companies of great financial strength, commonly known as "blue chip" companies. "Blue chip" companies have long records of profitability and dividend payments and a reputation for quality management, products and services. The Fund normally invests at least 65% of its total assets in "blue chip" stocks that (1) are included in the Dow Jones Industrial Average, the Standard & Poor's Daily Stock Price Index of 500 common stocks, or the New York Stock Exchange Index, each of which is a widely recognized index of stock market performance; (2) generally pay regular dividends; and (3) have a market capitalization of at least $1 billion. Furthermore, the Fund may also invest in non-dividend paying companies if, in Founders' opinion, they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

BALANCED FUND
The investment objective of Balanced Fund is current income and capi tal appreciation.

        To achieve its objective, the Fund invests in a balanced portfolio of dividend-paying common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities. The Fund emphasizes investment in common stocks with the potential for increased dividends, as well as capital appreciation. The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's ("S&P"). Securities rated Baa or BBB are considered to be of low investment grade by these services.

        Up to 5% of the Fund's total assets may be invested in lower-grade (Ba or less by Moody's, BB or less by S&P) or unrated straight debt securities, generally referred to as junk bonds, where the investment adviser determines that such securities present attractive opportunities. The Fund will not invest in securities rated lower than B. Securities rated B generally lack characteristics of a desirable investment and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. See "Appendix" of the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440, for a description of debt security ratings. The Fund may also invest in convertible corporate obligations and preferred stocks, and may invest up to 30% of its total assets in foreign securities that pay current dividends or interest. The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. Normally, the Fund will invest a significant percentage (up to 75%) of its total assets in dividend-paying common stocks, convertible corporate obligations, and preferred stocks. There is, however, no limit on the amount of straight debt securities in which the Fund may invest.

         Furthermore, the Fund has the ability to write covered call options on stocks. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

INCOME-ORIENTED FUNDS

GOVERNMENT SECURITIES FUND
The investment objective of Government Securities Fund is current income.

        To achieve its objective, the Fund invests at least 65% of its total assets in obligations of the United States government, such as Treasury bills, notes and bonds and Government National Mortgage Association (GNMA) pass-through securities, which are supported by the full faith and credit of the United
States Treasury. Additionally, the Fund may invest in obligations of other agencies and instrumentalities of the United States government and may invest in securities issued by foreign governments and/or their agencies denominated either in U.S. currency or in foreign currencies. The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. The maturity of the Fund's investments will be long (ten or more years), intermediate (three to ten years), or short (three years or less). The proportion invested by the Fund in each category can be expected to vary depending upon the evaluation of market patterns and trends by Founders. The market value of the securities in which the Fund invests will fluctuate. Accordingly, the value of the shares will vary from day to day. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

MONEY MARKET FUND
The investment objective of Money Market Fund is maximum current income consistent with the preservation of capital and liquidity.

        To achieve its objective, the Fund invests in high-quality money market instruments with minimal credit risks which mature in twelve months or less. The Fund may also invest in certain foreign securities. Although no assurances can be provided, the Fund will use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share. The Fund declares dividends daily. For a further explanation of this Fund's investment policies, see the sections entitled "Investment Policies Involving Special Risks" and "Other Investment Policies."

INVESTMENT OBJECTIVES AND POLICIES
The investment objectives of the Funds described above are fundamental and may not be changed by the Board of Directors without shareholder approval. The means to be used by the Funds in achieving their respective objectives--including their policies of investing in designated types of securities--are generally nonfundamental Fund policies which may be changed by the Board of Directors of the Funds without the approval of shareholders to the extent permitted by applicable law, regulation, or regulatory policy. A more detailed explanation of some of these policies, together with a list of additional fundamental and nonfundamental investment policies and restrictions, is contained in the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440. There can be no assurance, of course, that a Fund will achieve its stated investment objective.

INVESTMENT MANAGEMENT OF THE FUNDS

INVESTMENT PHILOSOPHY
Investment management of the Funds is provided by Founders Asset Management, Inc. ("Founders"), a registered investment adviser first established as an asset manager in 1938. Founders is a "growth-style" manager of equity portfolios and gives priority to the selection of individual securities that have the potential to provide superior results over time, despite short-term volatility. Under normal circumstances, Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating strengths of the companies whose securities it buys, and is less concerned with the short-term impact of changes in macroeconomic and market conditions. Founders focuses on purchasing the stocks of companies with strong management and market positions that have earnings prospects that are significantly above the average for their market sectors.

PORTFOLIO MANAGEMENT
To facilitate the day-to-day investment management of the Funds, Founders employs a unique team-and-lead- manager system for the Funds. The management team is comprised of several members of the Investment Department, including Founders' Chief Investment Officer, lead portfolio managers, assistant portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that are applied to the management of the Funds. Daily decisions on portfolio selection for each Fund rest with a lead portfolio manager assigned to the Fund who, through participation in the team process, utilizes the input and advice of the management team in making purchase and sale determinations.

        The investment team as a group generally can earn bonus compensation based on the relative performance of each of the Funds when compared to a group of funds with similar investment objectives. Bonus compensation is paid by Founders and not by the Funds. Founders' investment management team consists of the following individuals:

BJORN K. BORGEN, CHAIRMAN, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER
        Mr. Borgen has been Founders' Chief Investment Officer since 1969. He is responsible for establishing investment policies and strategies for the Founders Funds and assigning the lead portfolio manager for each Fund. A graduate of the University of Wisconsin, Mr. Borgen received his MBA from Harvard Graduate School of Business

MICHAEL K. HAINES, SENIOR VICE PRESIDENT OF INVESTMENTS
        Mr. Haines has been with Founders for nine years, serving as an assistant portfolio manager, as lead portfolio manager for Founders Frontier Fund since 1990 and as co-lead portfolio manager for Founders Special Fund since 1966. Mr. Haines served as the portfolio or co-portfolio manager of Founders Discovery Fund from 1989 until July 1995. A graduate of The Colorado College, Mr. Haines received his MBA from the University of Denver.

MICHAEL W. GERDING, VICE PRESIDENT OF INVESTMENTS
        Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department for six years. Mr. Gerding has served as the lead portfolio manager for Founders International Equity, Worldwide Growth, and Passport Funds since 1995, 1990, and 1993, respectively. He also has served as co-lead portfolio manager of Founders Special Fund since 1996. Prior to joining Founders, he served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and MBA from Texas Christian University.

EDWARD F. KEELY, VICE PRESIDENT OF INVESTMENTS
        Mr. Keely is a chartered financial analyst who joined Founders in 1989 and assumed lead portfolio manager responsibilities for Founders Growth Fund in 1994. He also has served as co-lead portfolio manager for Founders Special Fund since 1996. From 1992 to 1993, he served as assistant portfolio manager of Founders Discovery and Frontier Funds. A graduate of The Colorado College, Mr. Keely holds a bachelor of arts degree in economics.

BRIAN F. KELLY, PORTFOLIO MANAGER
        Mr. Kelly joined Founders in 1996 as the lead portfolio manager of the Founders Blue Chip and Balanced Funds. Prior to joining Founders, Mr. Kelly served as a portfolio manager (1993 to 1996) for Invesco Trust Company, and as a senior equity investment analyst for Sears Investment Management Company (1986 to 1993). A graduate of the University of Notre Dame, Mr. Kelly received his MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

DAVID G. KERN, PORTFOLIO MANAGER
        Mr. Kern joined Founders in 1995. He currently serves as the portfolio manager for Founders Discovery Fund, having assumed responsibility as the Fund's sole lead portfolio manager during the third quarter of 1995. Prior to his joining Founders, Mr. Kern served for five years as a vice president and assistant portfolio manager for Delaware Management Company. A graduate of Lehigh University with a degree in business and economics, Mr. Kern is also a chartered financial analyst.

MARGARET DANUSER, FIXED-INCOME MANAGER
        Ms.  Danuser  has been the lead  portfolio  manager  for the  Government
        Securities and Money Market Funds since 1996, and has served as Founders' fixed-income specialist since 1995. Previously, she was a an investment officer with LaSalle Street Capital Management from 1989 to 1994. Ms. Danuser received a bachelor of arts degree from the University of Colorado.

DOUGLAS A. LOEFFLER, ASSISTANT PORTFOLIO MANAGER
        Mr. Loeffler is a chartered financial analyst who joined Founders in 1995 as a senior international equities analyst. Prior to joining Founders, he served for seven years with Scudder, Stevens & Clark as an international equities analyst and as a quantitative analyst. He currently serves as assistant portfolio manager for Founders International Equity Fund. A graduate of Washington State University, Mr. Loeffler received an MBA in finance from the University of Chicago.

INVESTMENT POLICIES INVOLVING SPECIAL RISKS

INVESTMENTS IN SMALL AND MEDIUM-SIZED COMPANIES
Discovery Fund, Frontier Fund, Passport Fund, and Special Fund normally invest a significant proportion of each Fund's assets in the securities of small and medium-sized companies. Worldwide Growth Fund and International Equity Fund may also invest in the securities of such companies. As used in this prospectus, small and medium-sized companies are those which are still in the developing stages of their life cycles and are able to achieve rapid growth in both sales and earnings. Capable management and fertile operating areas are two of the most important characteristics of such companies. In addition, these companies should employ sound financial and accounting policies; demonstrate effective research and successful product development and marketing; provide efficient service; and possess pricing flexibility. Discovery, Frontier, Passport, Special, International Equity, and Worldwide Growth Funds try to avoid investing in companies where operating results may be affected adversely by excessive competition, severe governmental regulation, or unsatisfactory productivity.

        Investments in small and medium-sized companies involve greater risk than is customarily associated with more established companies. These companies often have sales and earnings growth rates which exceed those of large companies. Such growth rates may in turn be reflected in more rapid share price appreciation. However, smaller companies often have limited operating histories, product lines, markets, or financial resources, and they may be dependent upon one-person management. These companies may be subject to intense competition from larger entities, and the securities of such companies may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of larger companies or the market averages in general.
Therefore, the net asset values of Discovery, Frontier, Passport, Special, International Equity, and Worldwide Growth Funds' shares may fluctuate more widely than the popular market averages.

INVESTMENTS IN FIXED-INCOME SECURITIES
Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, and Balanced Funds (the "Equity Funds") may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income also is a factor in the selection of these securities by the Balanced Fund, but will not be a substantial factor in the selection of these securities by the other Equity Funds.

        The Equity Funds will only invest in bonds, debentures, and corporate obligations--other than convertible securities and preferred stock--rated investment grade (BBB or higher) at the time of purchase. Bonds in the lowest investment grade category (BBB) have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. Convertible securities and preferred stocks purchased by the Equity Funds may be rated in medium and lower categories by Moody's or S&P (Ba or lower by Moody's and BB or lower by S&P) but will not be rated lower than B. The Equity Funds may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Funds rated in categories no lower than B. Securities rated B are referred to as "high-risk" securities, generally lack characteristics of a desirable investment, and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time. See

"Appendix" of the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440, for a description of debt security ratings.

        At no time will any Fund have more than 5% of its total assets invested in any fixed-income securities which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase.

        The fixed-income securities in which the Founders Equity Funds and the Government Securities Fund may invest are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower-grade securities, while intended to increase the yield produced by those assets, also will increase the credit risk to which those assets are subject.

        Market risk relates to the fact that the market values of securities in which the Founders Equity Funds and the Government Securities Fund may invest generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium-and lower-rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher-rated securities. Medium-rated securities (those rated Baa or BBB) have speculative characteristics while lower-rated securities are predominantly speculative. The Equity Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a Fund's purchase of the securities, unless such a disposition is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. Relying in part on ratings assigned by credit agencies in making investments will not protect the Equity Funds from the risk that fixed-income securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

        Founders seeks to reduce overall risk associated with the investments of the Founders Equity Funds through diversification and consideration of relevant factors affecting the value of securities. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in any Equity Fund's achieving its investment objectives.

INVESTMENTS IN FOREIGN SECURITIES
Each of the Funds (except Government Securities and Money Market Funds) may invest without limit in American Depositary Receipts and all of the Funds may invest in foreign securities. The term "foreign securities" refers to securities of issuers, wherever organized, which, in the judgment of management, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

        American Depositary Receipts ("ADRs") are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs. ADRs are subject to certain of the same risks as direct investments in foreign securities, including the risk that changes in the value of the currency in which the security underlying an ADR is denominated relative to the U.S. dollar may adversely affect the value of the ADR.

        Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. Foreign investments of Government Securities Fund are limited to securities issued by foreign governments and/or their agencies. Foreign investments of Money Market and Government Securities Funds will be limited primarily to securities of issuers from the major industrialized nations, such as the United Kingdom, France, Canada, Germany and Japan.

        Foreign investments of Passport, Worldwide Growth, and International Equity Funds may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Italy, Israel, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments of Passport, Worldwide Growth, and International Equity Funds may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

        Since Passport, Worldwide Growth, and International Equity Funds' assets will be invested primarily in foreign securities and since substantially all of the Funds' revenues will be received in foreign currencies, the Funds' net asset values will be affected by changes in currency exchange rates. For example, the dollar equivalent of the Funds' net assets and distributions will be affected adversely by a reduction in the value of a particular foreign currency relative to the U.S. dollar. In contrast, in periods during which the U.S. dollar generally declines, the returns on foreign securities generally are enhanced. The Funds will pay dividends in dollars and will incur currency conversion costs.

        Investments in foreign securities involve certain risks which are not typically associated with U.S. investments. These risks include fluctuations in exchange rates of foreign currencies, which will affect the value of the assets of a Fund as measured in U.S. dollars, and the costs incurred by a Fund in connection with conversion between various currencies. Other considerations include the possible imposition of exchange control regulations or currency restrictions which would prevent cash from being brought back to the United States, and the reduced availability of public information with respect to issuers of foreign securities. There is less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities. Accounting, auditing and financial reporting standards are less uniform than those applicable to U.S. companies. Foreign markets have substantially less volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States. Additionally, there exists the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; political, economic or social instability; or diplomatic developments which could affect U.S. investments in foreign countries. The operating expense ratio of a Fund which invests in foreign securities may be higher than that of a Fund which invests primarily in U.S. securities because certain costs (such as custody fees) are higher. A complete description of these risks is contained in the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge from Founders at 1-800-525-2440.

FOREIGN CURRENCY TRANSACTIONS
All of the Funds (except for Money Market Fund) currently are permitted to use forward foreign currency contracts in connection with the purchase or sale of a specific security.

        A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin or other deposit requirement, and no commissions are charged at any stage for trades.

        The current investment policy for the Funds provides that the Funds may conduct their foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Funds attempt to protect themselves against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold and the date on which such payments are made or received.

        In addition, the Discovery, Frontier, Passport, International Equity and Worldwide Growth Funds are each permitted to enter into forward contracts for hedging purposes. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), these Funds are permitted to enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of the Funds' portfolio securities denominated in that currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires.

        The Discovery, Frontier, Passport, International Equity and Worldwide Growth Funds generally will not enter into forward contracts with a term greater than one year. In addition, the Funds generally will not enter into forward contracts or maintain a net exposure to such contracts where the fulfillment of the contracts would require the Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies.

        While forward contracts will be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position which it is intended to protect, the desired protection may not be obtained.

        In the event that forward contracts and any securities placed in a segregated account in an amount at least equal to the value of the total assets of a Fund committed to the consummation of a forward contract are considered to be illiquid, the securities would be subject to the applicable Fund's limitation on investing in illiquid securities, as discussed below.

        For additional information regarding risks involved in foreign securities transactions, including forward contracts, please refer to the Funds' STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440.

ILLIQUID SECURITIES
Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities which are not readily marketable, including repurchase agreements maturing in more than seven days. Securities which are not readily marketable are those which, for whatever reason, cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the applicable Fund has valued the investment.

        Restricted securities are securities which cannot be resold or distributed to the public without an effective registration statement under the Securities Act of 1933. Founders Blue Chip Fund, Frontier Fund, and Money Market Fund are prohibited by fundamental investment policies from investing any percentage of their net assets in restricted securities. All other Founders Funds may invest a maximum of 5% of their net assets in restricted securities.

        Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with effecting registration.

        Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be subject to repurchase agreements maturing in more than seven days. Each of the Funds except Blue Chip Fund, Frontier Fund, and Money Market Fund may invest in Rule 144A securities (securities issued in offerings made pursuant to Rule 144A under the Securities Act of 1933). Rule 144A securities are restricted securities which may or may not be deemed to be readily marketable. The Funds' board of directors has adopted guidelines and procedures for Founders to follow in determining whether a Rule 144A security may be deemed to be readily marketable. Factors considered in evaluating whether such a security is readily marketable include eligibility for trading, trading activity, dealer interest, purchase interest, and ownership transfer requirements. Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly. Readily marketable Rule 144A securities may be resold to qualified institutional buyers as defined under Rule 144A. The liquidity of each Fund's investments in Rule 144A securities could be impaired if institutional investors become disinterested in purchasing such securities. For more information concerning Rule 144A securities, see the Funds' STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440.

BORROWING
Each Fund may borrow money from banks for extraordinary or emergency purposes in amounts up to 10% of the Fund's net assets (International Equity Fund may effect such borrowings in amounts up to 33-1/3% of its net assets). If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets.

FUTURES CONTRACTS AND OPTIONS
All Funds except Money Market Fund may enter into futures contracts for hedging purposes. The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. The Funds may also enter into interest rate and foreign currency futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, German mark and on Eurodollar deposits.

        An option is a right to buy or sell a security at a specified price within a limited period of time. All of the Funds other than the Special, Growth, Government Securities, and Money Market Funds, may write ("sell") covered call options on any or all of their portfolio securities from time to time as Founders shall deem appropriate; provided, however, that Balanced Fund may write only covered call options on stocks. The extent of the Funds' option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions. In addition, all of the Funds except the Special, Balanced, Government Securities and Money Market Funds may purchase options on securities.

        All Funds except the Balanced, Money Market, and Government Securities Funds may purchase options on stock indices. Options on stock indices are similar to options on securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce net gain to the Funds. Any gain in the price of a call option is likely to be offset by higher prices a Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option is likely to be offset by lower prices of stocks owned by a Fund. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of stock prices generally or in an industry or market segment, rather than movements in the price of a particular stock. Purchasing call and put options on stock indices involves the risk that Founders may be incorrect in its expectations as to the extent of stock market movements or the time within which the options are based.

         All Funds except Special, Balanced, Money Market, and Government Securities Funds may purchase put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, a contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event an option is exercised, parties will be subject to all the risks associated with trading of futures contracts. The amount of risk a Fund would assume if it bought an option on a futures contract would be the premium paid for the option plus related transaction costs.

        A Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets after taking into account unrealized profits and losses on options entered into. All of the Funds except Special, Balanced, Money Market, and Government Securities Funds may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized.

        The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indices, securities, and foreign currencies draws upon skills and experience which are different from those needed to select the other securities in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indices move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. The Funds will not use such practices for speculative purposes. A more detailed explanation of these practices and securities, some of which are known as derivatives, is located in the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440.

OTHER INVESTMENT POLICIES

TEMPORARY INVESTMENTS
Money Market Fund invests in U.S. government obligations, commercial paper, bank obligations, repurchase agreements relating to each of these securities, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. Government Securities Fund invests at least 65% of its total assets in U.S. government obligations and may also acquire the other types of securities and repurchase agreements in which Money Market Fund may invest. All or part of the assets of the other Funds may be invested temporarily in these securities, in such repurchase agreements, in cash, or in other cash equivalents, if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. There can be no assurance that any Fund will be able to achieve its investment objective. While a Fund is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Fund will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

        U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association (GNMA) pass-through securities; and issues of United States agencies, authorities and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System (FFCB), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System (FHLB), the Financing Corporation (FICO), Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association (SLMA), the International Bank for Reconstruction and Development (IBRD or "World Bank"), and the U.S. Small
Business Administration (SBA). Some government obligations, such as GNMA pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by FNMA (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

        Commercial paper purchased by Money Market Fund must be a First Tier Security as defined by the Securities and Exchange Commission ("SEC"). First Tier Securities are securities which are rated by at least two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in the highest short-term rating category, or comparable unrated securities. For a list of NRSROs and a description of their ratings, see the "Appendix" in the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440. A Fund may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Funds' board of directors. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

        The obligations of foreign branches of U.S. depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

        Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign). A repurchase agreement is a transaction under which the Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. Such agreements may be considered "loans" under the Investment Company Act of 1940. The Funds may enter into repurchase agreements with banks or well- established securities dealers meeting the criteria established by the Funds' board of directors. All repurchase agreements entered into by the Funds will be fully collateralized and marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security. None of the Funds has adopted any limits on the amounts of their total assets that may be invested in repurchase agreements which mature in less than seven days. See "Investment Policies Involving Special Risks - Illiquid Securities" for each Fund's limit on investments in illiquid securities and in repurchase agreements which mature in more than seven days.

PORTFOLIO TURNOVER
Each Fund reserves the right to sell its portfolio securities, regardless of the length of time that they have been held, when it is determined by Founders that those securities have attained or are unable to meet the investment objective of the Fund. Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, and Growth Funds may engage in short-term trading and therefore normally will have annual portfolio turnover rates in excess of 100%. In addition, during periods when Balanced Fund engages in option transactions, its annual portfolio turnover rate is likely to exceed 100%. Portfolio turnover rates in excess of 100%, which are considered to be high, often may be greater than those of other investment companies seeking capital appreciation. Such turnover rates would cause a Fund to incur greater brokerage commissions than would otherwise be the case. Such turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Funds' shareholders. A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control. Further information with respect to the Funds' portfolio turnover rates is discussed in the Funds' STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440. The portfolio turnover rates of all Funds except Money Market Fund are located in the section entitled "Financial Highlights."

INVESTING IN THE FOUNDERS FUNDS

OPENING YOUR ACCOUNT WITH FOUNDERS

THE FOLLOWING  ACCOUNTS MAY BE ESTABLISHED  USING A REGULAR FOUNDERS NEW ACCOUNT
APPLICATION:
* INDIVIDUAL OR JOINT TENANTS. Individual accounts have one owner. Joint accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship.
* TRANSFER ON DEATH. A way to provide beneficiaries on an Individual or Joint Tenant account. CALL 1-800-525-2440 FOR ADDITIONAL INFORMATION.
* UGMA OR UTMA. (Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child save on his/her own. Depending on state laws, Founders will set the account up as an UGMA or UTMA.
* TRUST. The trust needs to be effective before the account may be established.
* CORPORATION OR OTHER ENTITY. The accounts are owned by the corporation or entity. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

THE FOLLOWING RETIREMENT ACCOUNTS REQUIRE A SPECIAL APPLICATION:
* IRAS. Any adult under 701/2 who has earned income may contribute up to $2,000 (or 100% of compensation, which ever is less) per tax year. If your spouse is not employed, you can contribute up to $2,250 annually to two IRAs in any manner, as long as no more than $2,000 is contributed to a single plan. COMPLETE A FOUNDERS IRA APPLICATION.
*         ROLLOVER   OR   CONDUIT   IRAS.    Distributions    from    qualified
          employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days. You may also request that Founders contact the current holder of your IRA (or other qualified retirement plan if you are leaving your current job and wish to avoid a mandatory 20% withholding tax) and have the money transferred directly to Founders. COMPLETE A FOUNDERS IRA APPLICATION AND A DIRECT ROLLOVER/TRANSFER FORM.
* SEP-IRAS AND SAR-SEPS. A simplified retirement plan with minimal reporting and disclosure requirements. Allows employers to make direct contributions to employees' IRAs. CALL 1-800-525-2440 FOR INSTRUCTIONS.
* PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Allow self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employee. CALL 1-800-934-GOLD (4653) FOR INSTRUCTIONS.
* 403(B) CUSTODIAL ACCOUNTS. Available to employees of most tax-exempt institutions, such as schools, hospitals, and charitable organizations. CALL 1-800-934-GOLD (4653) FOR INSTRUCTIONS.
* 401(K) PROGRAMS. Allow employees of corporations (large or small) to contribute a percentage of their wages on a tax-deferred basis. CALL 1-800-934-GOLD (4653) FOR ADDITIONAL INFORMATION.

          The Small Business Job Protection Act, enacted in August 1996, creates a new retirement plan vehicle for small employers, the Savings Incentive Match Plan for Employees ("SIMPLE") effective January 1, 1997; provides that the new SAR-SEP plans may not be established after December 31, 1996; and raises the annual limit on joint IRA contributions for married couples in which one spouse has no compensation from $2,250 to $4,000 for tax years beginning after December 31, 1996. Call 1-800-525-2440 or consult your tax adviser for more information.

MINIMUM INITIAL INVESTMENTS
*         $1,000 minimum for most regular accounts.
*         $500 minimum for IRAs and UGMA accounts.
*         No minimum with Automatic Investment Plan of $50 or more per month.
* $250 minimum for Founders' employees and their household family members.

OPENING YOUR ACCOUNT BY MAIL
Founders Funds
P.O. Box 173655
Denver, CO  80217-3655
*         Complete the application.
* Make your check payable to "Founders Funds, Inc." Founders Funds does not accept third-party checks.
* Mail to the above address. If you are using an overnight service or sending your request via certified or registered mail, send your application and payment to:
                  Founders Funds
                  2930 East Third Avenue
                  Denver, CO  80206-5002

OPENING YOUR ACCOUNT IN PERSON
Founders Financial Center
2930 East Third Avenue
(at Milwaukee)
Denver, CO
*         Visit us at the Founders Financial Center at the above address.

*         Hours are 8AM to 5PM Mountain time, Monday through Friday.

*         Call us at 1-800-525-2440 for directions.

NEW ACCOUNTS OPENED BY EXCHANGE
1-800-525-2440

If you already have an account with Founders and have exchange privileges, you can call the above number to open an account in another Founders Fund by exchange. The names of the account owners (and account registrations) need to be identical on both accounts.

OPENING YOUR ACCOUNT THROUGH A BROKER
Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this prospectus. A broker may charge a commission, transaction fee, or have different account minimums. If you deal directly with Founders, no commission or transaction fee is charged.

ADDING TO YOUR FOUNDERS FUNDS ACCOUNT
MINIMUM ADD-ON INVESTMENT
*         $100 for mail, TeleTransfer and wire payments
*         $50 for Automatic Investment Plan payments
*         $25 for Founders' employees and their household family members

BY MAIL
Founders Funds
P.O. Box 173655
Denver, CO 80217-3655
*         Make your  check  payable  to  "Founders  Funds,  Inc."
* Enclose the purchase stub (from your most recent confirmation or quarterly statement); if you do not have one, write the Fund name and your account number on the check. For IRAs, please state the contribution year.
* Founders Funds does not normally accept third- party checks. Please call 1-800-525-2440 for more information.
* Mail it to the above address. If you are sending your request via registered or certified mail or using an overnight service, direct your investment to:
            Founders Funds
            2930 East Third Avenue
            Denver, CO  80206-5002

IN PERSON
Founders Financial Center
2930 East Third Avenue (at Milwaukee)
Denver, CO
*         Visit us at the Founders Financial Center at the above address.
*         Hours are 8AM to 5PM Mountain time, Monday through Friday.
*         Call us at 1-800-525-2440 for directions.

BY WIRE
Wire funds to:
Investors Fiduciary Trust Company
ABA # 101003621
For Credit to Account # 751-842-0
PLEASE INDICATE THE FUND NAME AND YOUR ACCOUNT NUMBER, AND INDICATE THE NAME(S) OF THE ACCOUNT OWNER(S).

BY  AUTOMATED  TELEPHONE  SERVICE
1-800-947-FAST  (3278)
*         Follow  instructions  provided
* All purchases through automated telephone service are TeleTransfer purchases as explained in the TeleTransfer section.

BY AUTOMATIC INVESTMENT PLAN (AIP) AND TELETRANSFER
1-800-525-2440
* AIP allows shareholders to make regular, electronic purchases directly from a checking or savings account; TeleTransfer allows similar
*         AIP and  TeleTransfer  may be established when your account is opened.
          Call Founders at the above number to request a form to add these features to an existing account.
* Once established, AIP purchases normally take place automatically on approximately the 5th and/or 20th of the month. In the future, the Fund expects to offer this service on alternate dates.

* TeleTransfer purchases take place at your request and are executed at the closing price of the business day you call. Call Founders at the above number to request such a purchase.
* Shareholders establishing AIP are eligible automatically to make TeleTransfer transactions; either AIP or TeleTransfer shareholders automatically receive telephone redemption privileges. See the section entitled, "Selling Shares of Your Founders Funds - By Phone."
*         Founders charges no fee to process AIP or TeleTransfer transactions.

SELLING SHARES OF YOUR FOUNDERS FUNDS

GENERAL REDEMPTION POLICIES
* HOLD ON PURCHASES. Purchases by check or TeleTransfer (other than those by cashier's check) will be placed on hold for a maximum 10-day period. During this time, you may make exchanges to another fund but may not receive the proceeds of redemption until bank clearance of your purchase check (which may take up to 10 days). Notwithstanding the fact that payment may be delayed, redemption share pricing shall be determined in accordance with the procedures outlined in the section entitled "Share Price Determination" elsewhere in this prospectus.
* DESTINATION OF REDEMPTIONS. All requests to send funds to an address that has been changed in the past 30 days, to an address other than the address of record or to a financial institution/account other than the banking information we have on file must be accompanied by a signature guarantee.
* REDEMPTIONS IN EXCESS OF $250,000. For Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, and Government Securities Funds: shares will normally be redeemed in cash, although Founders retains the right to redeem shares in kind by delivery of readily marketable securities selected from a Fund's assets at its discretion under unusual circumstances, such as a period with an unusually large number of redemption requests, in order to protect the interests of the remaining shareholders. However, the Company has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Company is obligated during any 90-day period to redeem shares for any one shareholder solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of that period. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" in the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440, and such valuation will be made as of the same time the redemption price is determined. The investor will incur brokerage costs in converting these securities into cash. Fund shares have not been redeemed in kind during the past ten years.
*         INDIVIDUAL,  JOINT TENANT,  TRANSFER ON DEATH AND UGMA/UTMA  ACCOUNTS:
          A letter of instruction needs to be signed by all persons required to sign for transactions. Be sure to sign just as your names appear on the account or in our records. Please tell us the number of shares or dollars you wish to redeem, the names of the account owners, the Fund and account number, and your Social Security or tax identification number. Requests to sell $50,000 or more require a signature guarantee.
*         RETIREMENT   ACCOUNTS:   Please   call  for  the   appropriate   form.
          1-800-525-2440.
*         TRUST  ACCOUNTS:  The  trustee  needs  to sign the  letter  indicating his/her  capacity  as  trustee.  If the  trustee's  name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days. Please tell us the number of shares or dollars you wish to redeem, the names of the account owners, the Fund and account number, and your social security or tax identification number. A signature guarantee is required for redemptions of $50,000 or more.
* CORPORATION OR OTHER ENTITY: A corporate resolution complete with a corporate seal or signature guarantee needs to be included. Please tell us the number of shares or dollars you wish to redeem, the names of the account owners, the Fund and account number, and your Social Security or tax identification number. At least one person authorized to act on the account needs to sign the letter.

REDEMPTIONS BY PHONE
1-800-525-2440
* If we have received written authorization from you for phone redemption for your account, you merely need to phone us at the above number to sell shares.
*         Proceeds may be sent only to the address or bank of record.
* Minimum redemption by phone - $100 for a redemption delivered by check or electronic transfer (TeleTransfer); $1,000 for a redemption delivered by wire.
* Phone redemption is not available on retirement accounts and certain other accounts.
* Founders may not be responsible for the authenticity of phone instructions. See the section entitled "Overall Policies Regarding Transactions - Those Conducted by Phone, Fax, Automated Telephone Service, or an Online Computer Service" elsewhere in this Prospectus.

IN WRITING
Founders Funds
P.O. Box 173655
Denver, CO  80217-3655
Please review the preceding section on redemption policies and mail your request to the above address. If you are using certified or registered mail or an overnight service, send your request to:
  Founders Funds
  2930 East Third Avenue
  Denver, CO 80206-5002

IN PERSON
Founders Financial Center
2930 East Third Avenue (at Milwaukee)
Denver, CO

METHOD PROCEEDS WILL BE DELIVERED TO YOU:
* BY CHECK. Checks are sent to the address of record. Requests that a check be sent elsewhere require a signature guarantee.
* BY WIRE. $6.00 fee; $1,000 minimum; monies usually received the business day after the date you sell. Unless otherwise specified, the fee will be deducted from redemption proceeds.
* TELETRANSFER. No fee; monies usually received two business days after you sell.
Where not specified, proceeds will be delivered via check.

VIA CHECKWRITING
*         Available on Founders  Government  Securities  and Money Market Funds.
*         May be established after account is opened.
*         Call 1-800-525-2440 to request the appropriate form.
*         There is no fee for this service.
*         Minimum amount per check:  $500
*         Maximum amount per check:  $250,000
* Founders may perform a credit check on shareholders requesting checkwriting privileges.

EXCHANGING SHARES OF YOUR FOUNDERS FUNDS
Minimum amount for exchanges is $100.

BY PHONE
1-800-525-2440 - Investor Services
1-800-947-FAST (3278) - Automated Telephone Service
* If you have an account with Founders and have not declined telephone exchange privileges in writing, you may exchange from one fund to another by calling one of the above numbers. The names of the account owners (and account registrations) need to be identical on both accounts.
*         Founders  may  not  be  responsible  for  the  authenticity  of  phone instructions. See the section entitled, "Overall Policies Regarding Transactions - Those Conducted by Phone, Fax, Automated Telephone Service, or an Online Computer Service" elsewhere in this Prospectus.
* Founders may not be responsible for the authenticity of fax instructions. See the section entitled, "Overall Policies Regarding Transactions - Those Conducted by Phone, Fax, Automated Telephone Service, or an Online Computer Service" elsewhere in this Prospectus.

IN WRITING VIA U.S. MAIL OR FAX
Founders Funds
P.O. Box 173655
Denver, CO  80217-3655
Fax (303) 394-4021

Kindly include in your letter the names of the account owners, the fund and account number you wish to exchange from, your Social Security or tax identification number, the dollar or share amount of the transaction, and the account you wish to exchange into. Remember that all account owners need to sign the request exactly as their names appear on the account.

EXCHANGE POLICIES
To maintain competitive expense ratios and avoid disrupting the management of each Fund's portfolio, the Funds reserve the right to suspend or terminate the exchange privilege for any shareholder (including a shareholder whose account is managed by an adviser) when the total exchanges out of any one of the Funds exceed four in any calendar year. Founders will provide written notification to any investor whose exchange privilege is being revoked and will provide an effective date of revocation, which will not be less than fifteen (15) calendar days after the notification date.

OVERALL POLICIES REGARDING TRANSACTIONS
* THOSE CONDUCTED BY PHONE, FAX, AUTOMATED TELEPHONE SERVICE, OR AN ONLINE COMPUTER SERVICE: Neither the Funds, Founders, nor any of their agents is responsible for the authenticity of exchange or redemption instructions received by one of the aforementioned methods. Automatically by signing a "New Account Application" (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan privileges, you agree to release the Funds, Founders, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting fraudulent transactions. As a result of your executing such a release, you bear the risk of loss from a fraudulent transaction. However, if the Fund fails to employ reasonable procedures to attempt to confirm that instructions are genuine, the Fund may be liable for any such losses. These procedures include, but are not necessarily limited to, one or more of the following: requiring personal identification prior to acting upon instructions; providing written confirmation of such transactions; and/or tape-recording telephone instructions.
 * EFFECTIVE DATE OF TRANSACTIONS. Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective that date. However, under certain circumstances, payment of redemption proceeds may be delayed for up to seven (7) calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments. If you are unable to reach us by phone, consider sending your order by overnight mail. Exchange requests may be faxed to (303) 394-4021.
*         FAX  TRANSMISSIONS.  Redemption  requests  received by fax will not be processed.
* CERTIFICATES. If you are selling shares previously issued in certificate form, you will need to include these certificates along with your redemption/exchange request.
* U.S. DOLLARS. Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. No cash can be accepted.
*         TRANSACTION  REQUESTS  THAT ARE NOT IN GOOD ORDER  CANNOT BE EXECUTED.
          YOU WILL BE CONTACTED IN WRITING IF THIS OCCURS. CALL FOUNDERS AT 1-800-525-2440 IF YOU HAVE ANY QUESTIONS ABOUT THESE PROCEDURES.
* FOUNDERS CANNOT ACCEPT CONDITIONAL TRANSACTIONS REQUESTING THAT A TRANSACTION OCCUR ON A SPECIFIC DATE OR AT A SPECIFIC SHARE PRICE.
* SIGNATURE GUARANTEE REQUIREMENTS. Signature guarantees are required for certain transactions and are an industry-wide method of maintaining the security of customer accounts. Such guarantees may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange/association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.
* RETURNED CHECKS. If your check is returned to Founders due to insufficient funds, your purchase will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.
* TAXES. Remember that, for tax purposes, redemptions in non-tax deferred accounts may have tax consequences, as you may need to recognize a gain or loss. Likewise, exchanges from one Fund to another represent a sale from one Fund and a purchase of another and may result in a gain or loss that you will need to recognize on your tax return.

* ACCOUNT MINIMUMS. The Fund requires a minimum of $1,000 per account in order to maintain competitive expense ratios. (The minimum is $500 for IRAs and UGMAs/ UTMAs.) If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from the account, or close your account and mail the proceeds to the address of record. The decision to levy the fee or close the account will be based on a determination of the best interests of the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.
* TAX IDENTIFICATION. Please make sure to complete the "Signature(s)" section on your "New Account Application" when you open your account. If you do not provide us with the above information, federal tax law requires the Fund to withhold 31% of dividends, capital gain distributions, redemptions and exchange proceeds. Founders Funds, Inc. may also refuse to sell shares to any person who does not furnish at the time of purchase a certified social security or tax identification number. If Fund shares are purchased by a person who has not provided a certified taxpayer identification number, certain action may be taken, as deemed necessary by the Fund, including redeeming some or all of the shareholder's shares. In addition, your account may be reduced by $50 to reimburse Founders Funds, Inc. for the penalty that the Internal Revenue Service will impose on the company for failure to report your taxpayer identification number on information reports.
* FOUNDERS RESERVATIONS. Founders reserves the right to (1) reject any investment or application; (2) cancel any purchase due to nonpayment;
          (3) modify the conditions of purchase at any time; (4) waive or lower investment minimums; (5) limit the amount that may be purchased; and
          (6) perform a credit check on shareholders establishing a new account or requesting checkwriting privileges.

SHAREHOLDER SERVICES

INVESTOR SERVICES
1-800-525-2440
Founders Service Representatives are available at the above number to assist you from Monday through Friday, from 7AM to 6:30PM, Mountain time, and on Saturday, from 9AM to 2PM, Mountain time. For your protection, calls to Investor Services are recorded.

FUND AND MARKET NEWS UPDATES
Founders INSIGHT features the latest news about the Founders Funds and is available 24 hours a day. Call 1- 800-525-2440 and press option 5 on your Touchtone phone.

DAILY CLOSING PRICES
Founders QUOTELINE features the latest closing prices for the Founders Funds, updated each business day. Call 1-800-232-8088.

24-HOUR ACCOUNT INFORMATION
* BY PHONE: 1-800-947-FAST (3278). Founders' automated telephone service enables you to access account information as well as conduct exchanges and purchases 24 hours a day with a Touchtone phone. Dial the above number.
* BY ONLINE COMPUTER SERVICES: Account information is available through the online computer service America Online(R) (AOL). Contact either AOL directly or Founders at 1-800-525-2440.

STATEMENTS AND REPORTS
* CONFIRMATION STATEMENTS: Sent after each transaction, except in certain retirement accounts and where the only transaction is a monthly dividend repurchase or an Automatic Investment Plan purchase.
*         ACCOUNT STATEMENTS: Sent at the end of each quarter.
* SHAREHOLDER REPORTS: Sent twice a year; after the end of June and after year-end.
* STATEMENT OF ADDITIONAL INFORMATION: A STATEMENT OF ADDITIONAL INFORMATION dated August 12, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You can obtain a copy without charge by calling Founders at 1-800-525-2440.

ESTABLISHING ADDITIONAL SERVICES
1-800-525-2440
Shareholders may call to request a form to add or delete the following services:
* CHECKWRITING. Available on Founders Money Market and Government Securities Funds only.
*         TELEPHONE REDEMPTION.  Available for regular (nonretirement)  accounts only.
*         TELEPHONE EXCHANGE.
* FUND-TO-FUND INVESTMENT PLAN. Allows shareholders to automatically withdraw a fixed dollar amount each month from one Founders Fund to purchase shares in another Founders Fund.
* DISTRIBUTION PURCHASE PROGRAM. Permits shareholders to have capital gains distributions and/or dividends from one Founders Fund automatically reinvested to purchase shares of another Founders Fund.
* AUTOMATIC INVESTMENT PLAN. Allows shareholders to make automatic purchases from a bank account once or twice a month.
* TELETRANSFER PROGRAM. Allows shareholders to purchase or redeem shares in the Founders Funds with a simple phone call at any time. Purchase or redemption amounts are automatically transferred to/from the shareholder's bank account. Shareholders selecting an Automatic Investment Plan are automatically authorized to participate in the TeleTransfer program.
* SYSTEMATIC WITHDRAWAL PLAN. Permits the shareholder to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Payments may be sent electronically to your bank or to you in check form.
* DIVIDEND AND DISTRIBUTION OPTIONS. Either or both may be paid in cash or reinvested.

GENERAL INFORMATION

SHARE PRICE DETERMINATION
The daily net asset value per share is determined at the close of regular trading on the New York Stock Exchange (currently 4PM Eastern time) on each day such Exchange is open. Net asset value per share is calculated for purchases and redemptions by dividing the current market value of total assets, less all liabilities, by the total number of shares outstanding. If market quotations are not readily available, the Funds' securities or other assets will be valued at fair value as determined in good faith by the Funds' board of directors. Net asset value per share at the time of redemption may be more or less than the price originally paid to purchase shares, depending primarily upon a Fund's investment performance.

        Investments and requests to redeem shares received by Founders or its agents before the close of business on the New York Stock Exchange are effective on, and will receive the price determined, that day. Redemption requests received thereafter are effective on, and receive the price determined, the next day the New York Stock Exchange ("Exchange") is open.

        Investments are considered received only when your check or wired funds are received by Founders or its agents. Wired funds are considered received on the day they are deposited in the custodian bank account if your phone call is received before the close of business on the Exchange, usually 4PM Eastern time, and the money is deposited that day.

        For pricing purposes, investments by telephone are considered received at the time of your telephone call. However, you will not be able to redeem these shares until 10 days after Founders receives your payment. See, "Investing in the Founders Funds-General Redemption Policies."

        Founders Funds, Inc. will use its best efforts, under normal circumstances, to maintain the net asset value of Money Market Fund at $1.00 per share using the amortized cost method. Additional information concerning the computation of net asset value appears in the STATEMENT OF ADDITIONAL
INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440.

DIVIDENDS AND DISTRIBUTIONS
Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, and Blue Chip Funds intend to distribute net realized investment income and any net realized capital gains, after utilization of capital loss carryforwards, in December of every year. Balanced Fund intends to distribute net realized investment income on a quarterly basis in March, June, September, and December of every year, and any net realized capital gains, after utilization of capital loss carryforwards, in December of every year. Government Securities Fund intends to declare dividends daily and distribute net realized investment income monthly, and distribute any net realized capital gains, after utilization of capital loss carryforwards, in December of every year. Money Market Fund declares dividends daily, which are paid on the first business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by Founders. The Funds will be subject to an annual 4% excise tax if they fail to meet certain calendar-year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Funds to make distributions in addition to those described above.

DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS
You may elect to have your income dividends and capital gains distributions reinvested in additional shares. We will assign you this option automatically if you make no choice on the application. Otherwise:
   (a) you may elect to have your income dividends and short-term capital gains paid to you in cash and your long-term capital gain distributions reinvested; or
   (b)    you may elect to have your income  dividends  and  short-term  capital gain distributions reinvested and your long-term capital gain distributions paid to you in cash; or
   (c) you may elect to have both your income dividends and capital gain distributions paid to you in cash.

        Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Founders reserves the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. If your investment is in the form of a retirement plan, all dividends and capital gain distributions must be reinvested in your account.

TAXES
Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. As described below, unless your account is not subject to income taxes, you must include all dividends and capital gain distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or reinvested in the same or another Fund.

        All dividends of net investment income from the Funds, such as dividends and interest on their investments, will be taxable to you as ordinary income. A portion of such dividends may qualify for the dividends-received deduction for corporations, although distributions from Government Securities and Money Market Funds generally are not expected to qualify.

        In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the capital gains rate. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

        Distributions from each Fund generally will be taxable to you in the tax year in which they are received. However, generally, dividends declared by a Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by you on December 31 of the calendar year in which they were declared.

        At the end of each calendar year, shareholders are sent full information on dividends and capital gain distributions, including information as to the portion taxable as ordinary income and long-term capital gains. Information concerning the amount of dividends eligible for the dividends-received deduction available for corporations is contained in the Funds' annual report or may be obtained upon request by calling Founders.

        You also may realize capital gains or losses when you sell Fund shares at more or less than the price you originally paid. Foreign shareholders may be subject to federal income tax rules that differ from those described above. All shareholders are advised to consult their own tax advisers with respect to the particular tax consequences of an investment in a Fund.

FOUNDERS FUNDS, INC. AND ITS MANAGEMENT
Founders Funds, Inc. is an open-end diversified management investment company organized as a Maryland corporation on June 19, 1987. Founders serves as investment adviser to each of the Funds. Founders is owned by Mr. Bjorn K. Borgen, its Chairman, Chief Executive Officer and Chief Investment Officer. The affairs of Founders Funds, Inc., including the services provided by Founders, are subject to the supervision and general oversight of the Funds' board of directors.

        Founders Funds, Inc. and Founders Asset Management, Inc. have adopted a strict code of ethics which limits directors, officers, investment personnel, and other Founders employees in investing in securities for their own accounts. The code of ethics requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions. The code of ethics, which complies in all material respects with the recommendations set forth in the Report of the Advisory Group on Personal Investing of the Investment Company Institute, requires maintenance of the highest standards of integrity and conduct. In engaging in personal business activities, personnel of Founders and the Funds must act in the best interests of the Funds and their shareholders. The Funds and Founders carefully monitor compliance with the code of ethics by their respective personnel.

        Founders, which has acted as an investment adviser since 1938, manages the investment of each Fund's assets and provides certain administrative services to each Fund. For these services, each Fund pays Founders an investment advisory fee which, during the most recent fiscal year, represented the following percentages of each Fund's average daily net assets: Discovery Fund - 1.00%; Frontier Fund - 0.97%; Passport Fund - 1.00%; Special Fund - 0.76%; International Equity Fund - 0.00%; Worldwide Growth Fund - 1.00%; Growth Fund -0.74%; Blue Chip Fund - 0.64%; Balanced Fund - 0.65%; Government Securities Fund - 0.65%; and Money Market Fund - 0.50%. Investment advisory fees paid by International Equity Fund represented 1.00% of the Fund's average daily net assets during the six months ended June 30, 1996, and are anticipated to continue at that level. The fees currently paid by Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, and Government Securities Funds are higher than the fees generally charged by most investment companies having similar objectives and policies but are, in the opinion of the Funds' management, comparable to those of numerous other similar mutual funds.

        Each investment advisory agreement between a Fund and Founders provides that expenses relating to the Fund's operations which are not expressly assumed by Founders shall be paid by the Fund, including the fee paid to Founders, shareholder servicing costs, directors fees and expenses, legal and auditing fees, custodian fees, printing and supplies, taxes, registration fees and distribution expenses. Each Fund's total expenses for 1995 (excluding brokerage commissions) represented the following percentages of average daily net assets:
Discovery Fund - 1.63%; Frontier Fund - 1.57%; Passport Fund - 1.84%; Special Fund - 1.35%; International Equity Fund -0.00%; Worldwide Growth Fund - 1.65%; Growth Fund - 1.28%; Blue Chip Fund - 1.22%; Balanced Fund - 1.23%; Government Securities Fund - 1.30%; and Money Market Fund - 0.89%. Total expenses to be paid by International Equity Fund are anticipated to represent 2.00% of the Fund's average daily net assets. Certain expenses of the International Equity and Government Securities Funds are being reimbursed voluntarily by Founders pursuant to a commitment to the Funds. In the absence of this expense limitation, the International Equity Fund's total expenses for the fiscal year ending December 31, 1996 are estimated to be 3.00% of the Fund's average net assets, and the Government Securities Fund's total expenses for the year ended December 31, 1995 would have been 1.45% of the Fund's average net assets.

        Subject  to the policy of seeking  the best  execution  of orders at the most  favorable  prices,  sales of shares of the  Funds may be  considered  as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440, further explains the selection of brokerage firms.

        In addition, each of the Funds has entered into shareholder services agreements with Founders, pursuant to which Founders provides certain shareholder-related and transfer agent services to the Funds. For such services, Founders Funds, Inc. pays Founders a monthly fee which is combined with fees charged the Funds by Investors Fiduciary Trust Company, the Funds' transfer agent. Out-of-pocket reimbursements are also paid by the Funds. In 1995, Founders received aggregate shareholder services and transfer agent fees of $25.42 for each shareholder account. Of this amount, $8.05 per shareholder account was paid to Investors Fiduciary Trust Company. Due to a reduction in such aggregate fees to $25 per account per annum from June 1, 1995 through May 31, 1996, and to $24 per account per annum effective June 1, 1996, Founders anticipates that per account fees for providing such services in 1996 will be less than those paid by the Funds in 1995.

        Transfer agent fees charged by Investors Fiduciary Trust Company and Founders Asset Management, Inc. are not charged to each shareholder's account, but are expenses of the Fund to be paid from the Fund's assets. Registered broker-dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts which reduce or eliminate the need for identical services to be provided on behalf of the participants by Investors Fiduciary Trust Company and/or Founders. In such cases, Founders is authorized to pay the entity a sub-transfer agency or recordkeeping fee , and to be reimbursed for such payments by the Fund based on the number of participants in the entity's omnibus accoun. Entities receiving such fees may also receive 12b-1 fees described under "Distribution Plans," below.

        Founders Asset Management, Inc. also performs portfolio accounting for the Funds which includes, among other duties, calculating net asset value, monitoring compliance with regulatory requirements, and reporting. Founders Funds, Inc. pays Founders a fee equal to 0.06% of the first $500 million of the net assets of the Company and 0.02% of the net assets of the Company in excess of $500 million, allocated on a pro rata basis among the portfolio companies based on relative net assets, plus out-of-pocket reimbursement. In 1995, Founders received aggregate portfolio accounting fees of $621,147.

DISTRIBUTION PLANS
Discovery, Frontier, Passport, Special, International Equity, Worldwide Growth, Growth, Blue Chip, Balanced, and Government Securities Funds each have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Each Plan provides that the Fund may pay distribution and related expenses of up to 0.25 of 1% each year of its average daily net assets. Expenses permitted to be paid by a Fund under its Plan include: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports, and newsletters ), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Fund's shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the shareholders of the Fund; and such other expenses as may be approved from time to time by the Funds' board of directors and as may be permitted by applicable statute, rule or regulation. Plan payments may be made only to reimburse expenses incurred during a rolling twelve-month period, subject to the annual limitation of 0.25 of 1% of average daily net assets. Any reimbursable expenses incurred by Founders in excess of this limitation are not reimbursable and will be borne by Founders. In addition, Founders may from time to time make additional payments from its revenues to securities dealers and other financial institutions that provide distribution-related, recordkeeping, and/or other administrative services to the Funds. The Funds' board of directors reviews a quarterly written report of amounts expended under each Plan and the purposes of the expenditures. For each Fund's most recent fiscal year (1995), expenditures under the plan represented the following percentage of average daily net assets: Discovery Fund - 0.25%; Frontier Fund -0.25%; Passport Fund - 0.25%; Special Fund -0.25%; International Equity Fund - 0.00%; Worldwide Growth Fund - 0.25%; Growth Fund -0.25%; Blue Chip Fund - 0.25%; Balanced Fund -0.25%; and Government Securities Fund - 0.10%. Expenditures under the plan paid by International Equity Fund are anticipated to represent 0.25% of the Fund's daily net assets.

        12b-1 Fees ("Fee") are paid to broker-dealers and to other entities for recordkeeping, distribution, accounting, and/or other shareholder-related services to investors purchasing shares of a 12b-1 Fund through various sales and/or shareholder services programs. The Fee is computed at an annual rate not in excess of 0.25 of 1% of the average daily account balances of investments in each 12b-1 Fund made by the entity on behalf of investors participating in the entity's program. The directors of the 12b-1 Funds have authorized Founders to place a portion of the Funds' brokerage transactions with certain of these entities, which are broker-dealers or affiliates of broker-dealers, if Founders reasonably believes that the entity is able to provide best execution of orders at most favorable prices. Commissions earned by the entity from executing portfolio transactions may be credited by the entity against the Fee charged to that Fund. 12b-1 fees not expended as a result of the application of such credit will not be used for other distribution expenses. These directed-brokerage arrangements have no adverse effect either on the level of brokerage commissions paid by the Funds or on any Fund's expenses.

VOTING RIGHTS
Each full share of the Funds has one vote and fractional shares have proportionate voting rights. Shares of the Funds are generally voted in the aggregate except where voting by each Fund is required by law. Founders Funds,

Inc. is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders for action by shareholder vote as may be requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Funds' Articles of Incorporation, and each Fund will assist shareholders in communicating with other shareholders as required by the Investment Company Act of 1940. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds.

TRANSFER AGENT AND CUSTODIAN
Investors Fiduciary Trust Company, under contracts with the Funds, performs all of these functions:
*       transfer agent
*       dividend disbursing agent
*       redemption agent
*       custodian of the portfolio securities and cash of each fund

        Founders  Asset  Management,  Inc.,  under  contracts  with  the  Funds,
provides   selected  transfer  agency  services  for  the  Funds.  See  "General
Information-Founders Funds, Inc. and Its Management".

FUND PERFORMANCE INFORMATION
Founders Funds, Inc. may, from time to time, include the yield or total return of the Funds (other than Money Market Fund) in advertisements or reports to shareholders or prospective investors. Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (up to the life of the Fund); will reflect the deduction of a proportional share of Fund expenses (on an annual basis); and will assume that all dividends and distributions are reinvested when paid.

        Performance information for a Fund may be compared in reports and advertisements to:

        (1) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or other unmanaged indices so that investors may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;

        (2) other groups of mutual funds tracked by independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons, that rank mutual funds on overall performance or other criteria, such as Lipper Analytical Services, MONEY, MORNINGSTAR, KIPLINGER'S PERSONAL FINANCE, CDA WEISENBERGER, FINANCIAL WORLD, WALL STREET JOURNAL, U.S. NEWS, BARRON'S, USA TODAY, BUSINESS WEEK, INVESTOR'S BUSINESS DAILY, FORTUNE, MUTUAL FUNDS MAGAZINE and FORBES; and

        (3) the Consumer Price Index (measured for inflation) to assess the real rate of return from an investment in the Funds. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        Other unmanaged indices which may be used by the Funds in providing comparison data of performance and shareholder service include Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, Financial Times - Stock Exchange, New York Stock Exchange, the Nikkei Stock Average, and the Deutscher Aktienindex. Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance figures are based upon historical investment results and are not intended to indicate future performance. See the STATEMENT OF ADDITIONAL INFORMATION, which may be obtained without charge by calling Founders at 1-800-525-2440.

        Founders Funds, Inc. may also advertise assessments and analyses of the quality of the Funds' shareholder services published by analytical and other recognized magazines which compare the quality of such services provided by mutual fund complexes.

        The Lipper Analytical Services mutual fund rankings and comparisons which may be provided by the Funds in performance reports will be drawn from the following Lipper mutual fund groupings:

FUND                                                 LIPPER MUTUAL FUND GROUPING
--------------------------------------------------------------------------------


Discovery                                            Small Company Growth Funds
Frontier                                             Small Company Growth Funds
Passport                                      International Small Company Funds
Special                                              Capital Appreciation Funds
International Equity                                        International Funds
Worldwide Growth                                                   Global Funds
Growth                                                             Growth Funds
Blue Chip                                               Growth and Income Funds
Balanced                                                         Balanced Funds
Government Securities                                     U.S. Government Funds

         [Logo]
FOUNDERS FUNDS





FOUNDERS ASSET MANAGEMENT, INC.
INVESTMENT ADVISER AND FUND DISTRIBUTOR
Founders Financial Center
2930 East Third Avenue
Denver, Colorado 80206
www.founders.com



DIRECTORS
John K. Langum, Chairman
William H. Baughn
Bjorn K. Borgen
Alan S. Danson
Jay A. Precourt
Eugene H. Vaughan, Jr.
Jonathan F. Zeschin
















This wrapper is not part of the prospectus.
Founders Funds is a registered trademark of Founders Asset Management, Inc.

A-236-PRS (10/96)